SCHEDULE 14A/A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant      (X)
Filed by a Party other than the Registrant  ( )

Check the appropriate box:

(X)	Preliminary Proxy Statement
( )	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
( )	Definitive Proxy Statement
( )	Definitive Additional Materials
( )	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

CALIFORNIA NEWS TECH

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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( )
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CALIFORNIA NEWS TECH
825 Van Ness Ave., Suite 406
San Francisco, Ca 94109

December 8, 2006

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of California News Tech, which will be held on December 22, 2006 at 10:00 a.m., Pacific Standard Time at 825 Van Ness Avenue, 4th Floor, San Francisco, California 94109

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy in the enclosed postage-paid envelope. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

On behalf of the Board of Directors, I would like to express my appreciation for your continued interest in the affairs of California News Tech.

Sincerely, /s/ Marian Munz Marian Munz President, Chief Executive Officer & Director

CALIFORNIA NEWS TECH
825 Van Ness Ave., Suite 406
San Francisco, CA 94109

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

December 8, 2006

To the Shareholders:

Notice is Hereby Given that the Annual Meeting of the holders of shares of common stock of California News Tech (the "common stock") will be held at 825 Van Ness Avenue, 4th Floor, San Francisco, California 94109 on December 22, 2006 at 10:00 a.m., Pacific Standard Time, for the following purposes:

1.	To elect a director;

2.	To approve an amendment to the Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 8,333,333 to 100,000,000 par value $0.003 per share;

3.	To approve the one for ten reverse split of stock as approved by the Board of Directors on October 31, 2006.

4.	To approve the Board of Directors authority to change the name of the Corporation at a later date;

5.	To transact such other business as may properly come before the meeting or any postponements or adjournments of the meeting.

Only shareholders of record at the close of business on November 20, 2006 are entitled to notice of, and to vote at, this meeting.

BY ORDER OF THE BOARD OF DIRECTORS /s/ Marian Munz Marian Munz President, Chief Executive Officer & Director

December 8, 2006
IMPORTANT
Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. An addressed envelope for which no postage is required if mailed in the United States is enclosed for that purpose. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

CALIFORNIA NEWS TECH
825 Van Ness Ave., Suite 406
San Francisco, CA 94109

PROXY STATEMENT

For the Annual Meeting of Shareholders
To be held December 22, 2006

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY CALIFORNIA NEWS TECH OR ANY OTHER PERSON.

MATTERS TO BE CONSIDERED

This Proxy Statement, which was first mailed to shareholders on or about December 8, 2006, is furnished in connection with the solicitation of proxies by the Board of Directors of California News Tech (the "Company"), for use at the annual meeting of the shareholders of the Company, or any adjournments thereof. The meeting will be held at 825 Van Ness Avenue, 4th Floor, San Francisco, California 94109 on December 22, 2006 at 10:00 a.m., Pacific Standard Time, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

RECORD DATE AND SHARES ENTITLED TO VOTE

The record date for the 2006 Annual Meeting of Stockholders is November 20, 2006. The record date is established by our Board of Directors as required by Nevada law and our By-laws. Stockholders of record (registered and street name holders) at the close of business on the record date are entitled to receive notice of the meeting and to vote at the meeting and any adjournments or postponements of the meeting.

PROXY SOLICITATION

In addition to the solicitation of proxies by the board of directors through use of the mails, proxies may also be solicited by California News Tech and its directors, officers and employees (who will receive no additional compensation therefore) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. California News Tech will reimburse banks, brokerage houses, custodians and other fiduciaries that hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-

pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. California News Tech will bear the costs of the annual meeting and of soliciting proxies therefore, including the cost of printing and mailing this proxy statement and related materials. California News Tech has spent approximately $5,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that California News Tech will spend an additional $1,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding California News Tech’s proxies and related materials may be directed in writing to the Chief Executive Officer, Mr. Marian Munz, California News Tech, Inc., 825 Van Ness Ave., Suite 406, San Francisco, California 94109.

QUORUM

The presence, in person or by proxy duly authorized, of the holder or holders of not less than one percent (1%) of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented, but no other business shall be transacted at such meeting. The stockholders present at this duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. All action taken by the holders of a majority of the votes cast, excluding abstentions, provided a quorum is present shall be valid and binding upon the corporation; provided, however, that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The affirmative vote of the holders of a plurality of the shares of common stock voting on the matter in an election at a meeting at which a quorum is present is required for the election of directors. The nominees elected as directors are those receiving the largest numbers of votes cast by the shares entitled to vote in the election, either resent in person or represented by proxy at the meeting, up to the number of directors to be elected by such shares. Shareholders entitled to vote at any election of directors are not entitled to cumulative votes. Votes may be cast in favor of determining the presence or absence of a quorum, but will have no other effect on the election of directors.

The affirmative vote of a majority of the votes entitled to be cast on the record date is required for the approval of the amendment of the Company’s Articles of Incorporation increasing the number of common shares authorized for issuance. Stockholders may vote in favor of or against this proposal, or they may abstain. Abstentions will be accounted for purposes of determining the presence or absence of a quorum and will have the same effect as a vote against the proposals listed in this proxy statement.

The affirmative vote of a majority of the votes entitled to be cast on the record date is required for the approval of the one for ten reverse stock split.

The affirmative vote of a majority of the votes entitled to be cast on the record date is required for the approval of granting the board of directors the power to amend the Company’s Articles of Incorporation for the sole purpose of changing the name of the Company to a name to be determined by the Board.

Each share of common stock entitles the holder thereof to one vote per share on each matter presented to the stockholders for approval at the annual meeting. On November 20, 2006 there were an aggregate of 3,640,440 shares of common stock outstanding and entitled to vote.

Shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be voted in favor of such matter and will not be counted as shares voting on such matter. Accordingly, broker non−votes, if any, will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors or the approval of the other matters voted upon at the annual meeting.

OTHER MATTERS

All Proxies will be voted in accordance with the instructions of the stockholder. If no choice is specified, the proxies will be voted FOR the election of all the nominees to serve as our directors and FOR the approval of all of the other proposals set forth in the accompanying Notice of Meeting and on the proxy card. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters appointees to vote in accordance with their best judgment on matters incident to the conduct of the annual meeting.

SHAREHOLDER PROPOSALS

For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder to be timely must be so received not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the corporation fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the corporation. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder’s meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. No business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph. The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph, and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

No proposals have been received from any shareholder to be considered at the annual meeting.

DISSENTERS’ RIGHT OF APPRAISAL

There are no rights of appraisal or similar rights of dissenters with respect to any of the scheduled matters to be acted upon at the Annual Meeting.

REVOCATION OF PROXY

Execution of a proxy by a shareholder will not affect such shareholder’s right to attend the annual meeting and to vote in person. Any shareholder who executes a proxy has a right to revoke it at any time before it is voted by: (a) advising the Company in writing of such revocation; (b) executing a later-dated proxy which is presented to us at or prior to the annual meeting; or (c) appearing at the annual meeting and voting in person. Attendance at the annual meeting will not itself be deemed to revoke a proxy unless the shareholder gives affirmative notice at the annual meeting that stockholder intends to revoke the proxy and vote in person.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No person has any substantial interest, direct or indirect, in the any matter to be acted upon other than the election of directors.

SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the annual meeting, shareholders will be asked to consider and take action on the re-election of the Company’s sole director to hold office for one year until the next annual meeting of shareholders, and until that person’s successor is elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following person to serve as director unless the shareholder indicates to the contrary on the proxy. Management expects that the nominee named below will be available for election, but if not, it is intended that such proxy will be voted for the election of other nominees to be designated by the Board of Directors to fill any such vacancy. The name and a brief description of the background and business experience of the nominee are set forth below.

Nominee

Name	Age
Mr. Marian Munz	49

Mr. Marian Munz is our Chief Executive Officer, President and sole Director. Mr. Munz has held these positions since our inception on January 22, 1999. Mr. Munz also serves as a consultant to California News Tech. Since March of 1997, Mr. Munz has also been the president of Strategic Information Technology Int’l., a California company that developed software for internet based applications and provided information technology consulting services to companies such as: Sun Microsystems, Apple Computer, SBC Communications and others. Mr. Munz owns 100% of Strategic Information Technology Int’l., Inc. There is no affiliation between this company and California News Tech. Mr. Munz holds an M.S. in Information Systems from Golden Gate University in San Francisco.

TERMS OF OFFICE

Our directors are appointed for a one-year term to hold office until the next annual meeting of our shareholders, or until their successors are elected and qualified, or until removed from office in accordance with our bylaws.

EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

Our executive officers are appointed by our board of directors and hold office until removed by the board. The following table sets forth the names of the Company’s executive officers, their ages, and present position.

Name	Position	Age
Marian Munz	President, Chief Executive Officer, Sole Director	49
William White	Chief Financial Officer	65

Set forth above is a brief description of the background and business experience of Mr. Munz.
The following is a brief description of Mr. White’s background and business experience.

Mr. William L. White was appointed to act as our Chief Financial Officer on March 18, 2006. Mr. White is a certified public accountant by the state of California. Over the last approximately five years, since August, 2001, Mr. White served as the Chief Financial Officer for Game Link, Inc., a San Francisco-based privately held internet retailer with approximately 100 employees and 2005 sales of approximately $20 million. His responsibilities included finance, accounting and human resources. Mr. White holds a bachelor’s degree in Industrial engineering and a master’s degree in Business Administration, both from Stanford University, awarded in 1964 and 1968 respectively.

Commencing in March 2006, we agreed to pay William White a consulting fee of $300 per eight hour day worked. Our original agreement was that Mr. White would provide part time services as an independent contractor for a period of three months to end June 18, 2006, subject to an extension by mutual agreement of the parties. By mutual consent of the parties, Mr. White has continued to act as our CFO since June 18, 2006 on these same terms.

EXECUTIVE COMPENSATION

		Annual Compensation				Long Term Compensation
Name	Title	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awarded ($)	Warrants & Options (#)	LTIP payouts ($)	All Other Compensation ($)
Marian Munz	President, CEO and Director	2005 2004 2003	36,000 6,000 15,000	0 0 0	0 0 0	0 0 0	84,500 20,000 22,000	0 0 0	0 0 0
William White	Chief Financial Officer	2005 2004 2003	0 n/a n/a	0 n/a n/a	0 n/a n/a	0 n/a n/a	0 n/a n/a	0 n/a n/a	* n/a n/a
Robert C. Jaspar	Former Secretary, CFO, and Director	2005 2004 2003	30,000 5,000 36,000	0 0 0	0 0 0	0 0 0	72,500 20,000 58,000	0 0 0	0 0 0
John T. Arkoosh	Former Vice President and Director	2005 2004 2003	0 0 0	0 0 0	0 0 0	0 0 0	25,000 34,000 22,000	0 0 0	0 0 0
David A. Hotchkiss	Former Director	2005 2004 2003	0 0 0	0 0 0	0 0 0	0 0 0	29,375 34,000 22,000	0 0 0	0 0 0
David Dunn	Former Director	2005 2004 2003	0 n/a n/a	0 n/a n/a	0 n/a n/a	0 n/a n/a	16,875 n/a n/a	0 n/a n/a	0 n/a n/a
Martin Barrs	Former Director	2005 2004 2003	n/a 0 11,200	n/a 0 0	n/a 0 0	n/a 0 0	n/a 20,000 33,200	n/a 0 0	n/a 0 0
Seymour Rubinstein	Former Director	2005 2004 2003	0 0 0	0 0 0	0 0 0	0 0 0	5,625 0 0	0 0 0	0 0 0

* Commencing on or about March 18, 2006, we agreed to pay William White a consulting fee of $300 per 8 hours worked

STOCK OPTION GRANTS AND COMPENSATION TO DIRECTORS

The table set forth below summarizes the stock option grants to our executive officers and directors during the year ended December 31, 2005:

Name	Position	Number of securities underlying options granted (#)	Exercise or Base price ($ /Sh)	Expiration date
Marian Munz	President, CEO & Director	42,000 7,500 5,000 25,000 5,000	$2.00 $2.00 $1.00 $3.00 $3.00	* * ** * **
Robert C. Jaspar	Former Secretary, CFO & Director(1)	7,500 5,000 30,000 25,000 5,000	$2.00 $1.00 $2.00 $3.00 $3.00	** ** * * **
John T. Arkoosh, Sr.	Former Vice President and Director(2)	10,000 15,000	$2.00 $1.00	September 18, 2005
David A. Hotchkiss	Former Director(1)	9,375 15,000 5,000	$2.00 $1.00 $3.00	June 16, 2006
David Dunn	Former Director(1)	11,875 5,000	$2.00 $3.00	June 16, 2006
Seymour Rubinstein	Former Director(3)	5,625	$2.00	January 13, 2006

(1) Each of Mr. Dunn, Mr. Hotchkiss and Mr. Jaspar resigned from our board on March 16, 2006. All options granted to Mr. Dunn and Mr. Hotchkiss expired June 16, 2006. Mr. Jaspar remains a consultant to the Company under an agreement due to expire March 16, 2007. Mr. Jaspar’s options have not expired.

(2) Mr. Arkoosh resigned as a director on June 18, 2005. All options granted to Mr. Arkoosh expired September 18, 2005.

(3) Mr. Rubinstein resigned as director on October 13, 2005. All options granted to Mr. Rubinstein expired January 13, 2006.

* Per stock option plan, no Option shall be exercisable after the expiration of the earliest of: (a) ten years after the date the Option is granted, (b) three months after the date the Optionee's employment with the Company and its subsidiaries terminates, or a Non-Employee Director or Consultant ceases to provide services to the Company, if such termination or cessation is for any reason other than Disability or death, (c) one year after the date the Optionee's employment with the Company, and its subsidiaries, terminates, or a Non--Employee Director or Consultant ceases to provide services to the Company, if such termination or cessation is a result of death or Disability; provided, however, that the Option agreement for any Option may provide for shorter periods in each of the foregoing instances. In the case of an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any of its parent or subsidiary corporations, the term set forth in (a) above shall not be more than five years after the date the Option is granted.

** Per Director’s Agreement, this option shall terminate on the earliest of the fol-lowing dates:

(a)	The expiration of 30 days from the date of Director 's termination of a Director’s services except for termination due to death or per-manent and total disability;

(b)	The expiration of 6 months from the date on which Director 's services is terminated due to permanent and total disability, as de-fined in Internal Revenue Code Section 22(e)(3); or

(c)	Five years from the date hereof.

SIGNIFICANT EMPLOYEES

The Company does not have any significant employees other than our President, CEO and sole Director, Marian Munz. All other persons providing services to us, including our acting Chief Financial Officer, William White, are not employees. We expect two other persons, in addition to Mr. Munz and Mr. White, to provide a significant contribution to the business as follows:

Ms. Tai Nicolopoulos, 22, is a contract consultant and is acting as our Director of Operations. Ms. Nicolopoulos joined our company in July 2005 and has served as the Lead Analyst as well as Editor of our E-Motions newsletter. Before joining us, from June 2004 to November 2004, Ms. Nicolopoulos was a student and part-time employee at Stanford University where she researched and published the “Unofficial Guide to Stanford,” which Stanford distributes to over 15,000 members of the community. Stanford University awarded Ms. Nicolopoulos a Bachelor of Arts degree and a Masters degree in Psychology in 2005.

Mr. Eric Conway, 23, is a contract consultant and is acting as our Director of Business Development. Mr. Conway joined our company in July 2005 as part of the marketing team and has worked on the co-marketing strategic partnership programs. Before joining us in 2005, Mr. Conway was with National Able Network, a non-profit recruitment agency, where he helped organize our public relations activities. The University of Vermont awarded Mr. Conway a Bachelor of Science degree in business administration with a concentration in marketing in May 2005.

FAMILY RELATIONSHIPS

There are no family relationships between or among the directors, executive officers or persons nominated or chosen by the Company to become directors or executive officers.

LEGAL PROCEEDINGS

We are not a party to any pending legal proceeding. We are not aware of any pending legal proceeding to which any of our officers, directors, or any beneficial holders of 5% or more of our voting securities are adverse to us or have a material interest adverse to us.

To the best of the Company’s knowledge, during the past five years, none of the following occurred with respect to a present or former director, executive officer, or employee: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of the Company’s directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all of its outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction during the last two years or in any presently proposed transaction which, in either case, has or will materially affect the Company, with the sole exception of the following: during each of September 2006 and October 2006, our CEO and sole director, Marian Munz, loaned the Company $15,000 on an interest free, demand basis, for a total of $30,000 to date. On November 28, 2006 Ms. Tunde Munz, spouse of Marian Munz, loaned the Company $15,000 on an interest free, demand basis.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors, and greater than ten percent beneficial shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To the best of the Company’s knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by the Company during or with respect to the year ended December 31, 2005, the following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended December 31, 2005:

Name and principal position	Number of late reports	Transactions not timely reported	Known failures to file a required form
Marian Munz, President, CEO and Director	0	0	0
Robert C. Jaspar Former Secretary, CFO and Director	0	0	0
John T. Arkoosh Former Director	0	0	0
David A. Hotchkiss Former Director	0	0	0
David Dunn Former Director	0	0	0
Howard F. Fine Over 10% shareholder	0	0	0
Gary Schell Over 10% shareholder	0	0	0
Seymour Rubinstein Former Director	0	0	0

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our shares of common stock at September 30, 2006 by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (ii) each of our directors, (iii) our executive officers, and (iv) by all directors and executive officers as a group. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Except as described in the footnotes to this table, and subject to applicable community property laws, the persons named in this table is c/o California News Tech, 825 Van Ness Avenue, Suite 406, San Francisco, California 94109.

Title of class	Name and address of beneficial owner	Amount of beneficial ownership	Percent of class
Common	Marian Munz 825 Van Ness Ave., Suite 406-407 San Francisco, California, 94109	1,026,167	26% [1]
Total of all directors and executive officers		1,026,167	3.6%
Common	Howard F. Fine & Carol M. Fine, Trustees of the Fine 1988 Revocable Trust 33 Jordan Ave. San Francisco, California 94118	600,000	16%
Common	Estate for Gary Robert Schell 21795 - 64th Ave. Langley, BC, Canada V2Y 2N7	500,000	14%
Common	Robert Jaspar 825 Van Ness Ave., Suite 406-407 San Francisco, CA 94109	270,467	7% [2]

The percent of class is based on 3,640,440 shares of common stock issued and outstanding as of September 30, 2006.

As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.

1.
Includes 25,000 shares issued in the name of Amy Munz, daughter to Marian Munz. The 25,000 shares are under the direct control of Marian Munz. Included in the calculation of the percentage of beneficial ownership are 332,000 options.

2.
Mr. Jaspar resigned as CFO and director of the Company on March 16, 2006. Mr. Jaspar’s share calculations include 9,800 shares held by an immediate family member sharing the same household. Included in the calculation of the percentage of beneficial ownership are 224,000 options.

COMMITTEES OF THE BOARD

California News Tech does not currently have a compensation committee, executive committee or stock plan committee. California News Tech is currently quoted on the OTC Bulletin Board (“OTCBB”), which is sponsored by the NASD, under the symbol “CNTE.” The OTCBB does not have any listing requirements mandating the establishment of any particular committees.

AUDIT COMMITTEE

We do not have a separately-designated standing audit committee. The board of directors, at this time consisting only of Mr. Munz, performs the functions of an audit committee, but no written charter governs the actions of the board of directors when performing the functions that would generally be performed by an audit committee. The board of directors approves the selection of our independent accountants and meets and interacts with the independent accountants to discuss issues related to financial reporting. In addition, the Board reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants our annual operating results, considers the adequacy of our internal accounting procedures and considers other auditing and accounting matters including fees to be paid to the independent auditor and the performance of the independent auditor.

We do not have an audit committee financial expert because of the size of our company and our board of directors at this time. We believe that we do not require an audit committee financial expert at this time because we retain outside consultants who possess these attributes.

For the fiscal year ending December 31, 2005, the Board:

1.	Reviewed and discussed the audited financial statements with management, and

2.	Reviewed and discussed the written disclosures and the letter from our independent auditors on the matters relating to the auditor's independence.

Based upon the Board’s review and discussion of the matters above, the Board authorized inclusion of the audited financial statements for the year ended December 31, 2005 to be included in the Annual Report on Form 10-KSB and filed with the Securities and Exchange Commission.

NOMINATION COMMITTEE

The Company's Board of Directors does not maintain a nominating committee. As a result, no written charter governs the director nomination process. The size of the Company and the size of the Board, at this time, do not require a separate nominating committee.

The Company's independent directors annually review all director performance over the past year and make recommendations to the Board for future nominations. When evaluating director nominees, the Company's independent directors consider the following factors:

▪	The appropriate size of the Company’s Board of Directors;

▪	The needs of the Company with respect to the particular talents and experience of its directors;

▪
The knowledge, skills and experience of nominees, including experience in finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

▪	Experience in political affairs;

▪	Experience with accounting rules and practices; and

▪	The desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.

The Company’s goal is to assemble a Board that brings together a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Board may also consider such other factors as it may deem are in the best interests of the Company and its stockholders. In addition, the Board identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board then identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board are polled for suggestions as to individuals meeting the criteria described above. The Board may also engage in research to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary. The Board does not typically consider shareholder nominees because it believes that its current nomination process is sufficient to identify directors who serve the Company's best interests.

MEETINGS OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2005, the Board met 5 times, in person or by telephonic conference. Marian Munz attended in excess of 75% of the meetings of the Board. In addition, various matters were approved by consent resolution which in each case was signed by each of the members of the Board then serving.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE NOMINEE. PROXIES SOLICITED BY CALIFORNIA NEWS TECH WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 2

AMENDMENT TO THE ARTICLES OF INCORPORATION

On October 31, 2006 our Board of Directors (the “Board”) adopted a resolution setting forth an amendment to Article III of the Articles of Incorporation which would increase the total number of shares of common stock authorized for issuance from 8,333,333 to 100,000,000, par value $0.003 per share, and directed that the proposed amendment be considered at the next annual meeting of the stockholders entitled to vote on the amendment. If this proposed amendment is adopted, the newly authorized shares of common stock will have voting and other rights identical to the currently authorized shares of common stock. A copy of the proposed amendment is attached as Exhibit A.

Of the 8,333,333 currently authorized shares of our common stock, 3,640,440 were issued and outstanding as of September 30, 2006.

You have the opportunity to vote in favor or against this amendment to our articles of incorporation by checking the appropriate box on the attached proxy card. If you choose not to check a box on the proxy card, it is the same as voting FOR the amendment.

REASONS FOR AND RISKS ASSOCIATED WITH THE PROPOSAL

Since inception, our business has not been profitable over any annual or quarterly period. As reflected in our annual report on Form 10KSB, we lost $287,417 in 2005. As reflected in this report for the period ending September 30, 2006, we lost $132,563 in the third quarter and $535,326 year to date. The market price for our common stock (CNTE:OB) is at or near all time lows. This history of unprofitable operations and low stock prices have made it difficult to raise capital, to hire and retain employees and consultants, to contract for the third party services, and to otherwise execute on our business plan.

For those reasons, on October 30, 2006, we entered into a Subscription Agreement with DNB Capital Management, Inc., pursuant to which we agreed to sell DNB Capital Management, Inc. a Debenture in the face amount of $100,000, due in two years, which will carry interest at 18% per annum. Interest payments are due quarterly, with the first payment due March 31, 2007. The Debenture will be convertible at the option of the Debenture holder into our common stock at any time between March 31, 2007 and the due date of the Debenture at the lower of (i) sixty percent (60%) of the average closing price for our common stock on the NASD OTCBB for the five consecutive trading days preceding the date of delivery by the Debenture holder of a conversion notice, and (ii) $0.01 per share, subject to adjustment for certain events, including stock splits and reverse stock splits. The Debenture entitles DNB Capital Management, Inc. to appoint one member to our Board of Directors and, upon default, to appoint or replace members of our Board until DNB Capital Management, Inc. has gained control of our Board.

The Subscription Agreement is scheduled to close on or before December 15, 2006, subject to several conditions precedent that we must satisfy, including divesting the Company of all operations and assets, satisfying outstanding debt obligations, and reorganizing the Company’s capital structure by implementing a one for ten reverse stock split, increasing our authorized common stock to 100,000,000 shares, and providing our Board with the authority to change the name of the company.

There can be no assurance that we will be successful in satisfying the closing conditions of the Subscription Agreement or that the transaction will close.

In order to satisfy the closing condition under the Subscription Agreement that we divest ourselves of all operations and assets, on October 31, 2006, we transferred all our assets and operations to our wholly owned subsidiary, Media Sentiment, Inc. The assets we assigned to Media Sentiment, Inc. include the right to receive the proceeds of the Debenture should it close.

In addition, on November 2, 2006, we announced our intention to spin-off all 3,640,440 shares of Media Sentiment, Inc. common stock to our shareholders as a stock dividend, payable in the amount of one (1) share of Media Sentiment, Inc. for every (1) share of California News Tech. We subsequently indefinitely postponed the spin-off as a result of comments by the staff of the Securities and Exchange Commission and, therefore, Media Sentiment, Inc. remains our wholly owned subsidiary. Our Board’s decision to indefinitely postpone the spin-off makes it unlikely that we will be able to close the Subscription Agreement in the absence of a waiver of the divesture condition. There can be no assurance that we will ever be successful in consummating a spin-off or in otherwise satisfying the divestiture condition.

Our Board is working to satisfy or obtain waivers of the remaining closing conditions of the Subscription Agreement, including the divestiture condition, by the currently scheduled closing date of December 15, 2006. We are also seeking an extension of the December 15, 2006, closing date for the Subscription Agreement as our shareholder meeting is not scheduled to occur until December 22, 2006. If we are unable to satisfy each of these closing conditions, we will not be able to close the Subscription Agreement and issue the Debenture in the absence of an agreement to waive those closing conditions by the purchaser of the Debenture.

In order to close the Subscription Agreement, we must obtain shareholder approval each of the following:

a.	An increase in the number of authorized shares of common stock to One Hundred Million shares (100,000,000);

b.	A one for ten reverse stock split of the Company’s common stock; and
c.	A change in the name of the Company to an exact name to be later determined by the Company’s board of directors.

In this Proposal No. 2, we are seeking to satisfy the condition in the Subscription Agreement that requires us to increase the number of our authorized shares of common stock to 100,000,000. If we do not receive shareholder approval of this proposal, and of Proposals No. 3 and 4, explained later in this Proxy Statement, we will not be able to close the Subscription Agreement and issue the Debenture in the absence of an agreement to waive those closing conditions by the purchaser of the Debenture.

Regardless of whether the Subscription Agreement closes, however, the Board of Directors believes that it is in the Company’s best interests to increase the number of our authorized shares of common stock to 100,000,000 so that our Board will have the flexibility to issue a substantial number of additional shares of common stock as needs may arise without further shareholder action unless required by applicable law, regulation, listing requirements or the Articles of Incorporation. At present, we have no agreements, understandings or plans for the issuance or use of the additional shares of common stock proposed to be authorized. However, the Board believes that the current number of authorized and unreserved shares of common stock will be insufficient to meet our future needs. The availability of additional shares will enhance our flexibility in connection with possible future actions, such as corporate mergers, acquisitions of business, property or securities, stock dividends, stock splits, financings, employee benefit programs, and other proper corporate purposes. The Board will determine whether, when and on what terms the issuance of shares of common stock may be appropriate in connection with any of the foregoing purposes, without the possible expense and delay of a special meeting of shareholders.

If this proposal is approved, the Board does not intend to seek further shareholder approval prior to the issuance of any additional shares of common stock in future transactions unless required by law, the Articles of Incorporation or the listing requirements of any stock exchange upon which the common stock may be listed. Further, the Board does not intend to issue any shares of common stock to be authorized under this proposal except upon the terms the Board deems to be in the best interests of the Company and its stockholders.

The issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share, and on stockholders’ equity and voting rights. The issuance of additional shares, or the perception that additional shares may be issued, may also adversely affect the market price of the common stock. Holders of common stock have no preemptive rights.

Shares of authorized and unissued common stock could be issued in one or more transactions that could make more difficult, and therefore less likely, that any takeover of the Company could occur. Issuance of additional common stock could have deterrent effect on persons seeking to acquire control. The Board also could, although it has no present intention of so ding, authorize the issuance of shares of common stock to a holder who might thereby obtain sufficient voting power to assure that any proposal to effect certain business combinations or amendment to the Company’s Articles of incorporation or Bylaws would not receive the required shareholder approval. Accordingly, the power to issue additional shares of common stock could enable the Board to make it more difficult to replace incumbent directors and to accomplish business combinations opposed by the incumbent board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION. PROXIES SOLICITED BY CALIFORNIA NEWS TECH WILL BE SO VOTED UNLESS SHAREOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 3

TO APPROVE A REVERSE SPLIT OF STOCK AS APPROVED BY DIRECTORS

On October 31, 2006 our Board adopted a resolution seeking stockholder approval to effect a one for ten reverse stock split of our common stock.

You have the opportunity to vote in favor or against this reverse stock split by checking the appropriate box on the attached proxy card. If you choose not to check a box on the proxy card, it is the same as voting FOR the reverse stock split.

REASONS FOR AND RISKS ASSOCIATED WITH THE PROPOSAL

As explained in the disclosure in connection with Proposal No. 2, above, a condition of closing our October 30, 2006, Subscription Agreement with DNB Capital Management is that we obtain shareholder approval of a one for ten reverse split of our common stock, par value $0.003.

Regardless of whether we close the Subscription Agreement, our Board believes it is in the best interests of the Company and our shareholders to implement the reverse split. Our stock price is at or near an all time low. In addition, we have issued a total of 3,640,440 shares of common stock. In order to reduce the number of shares of the common stock outstanding and thereby attempt to proportionally raise the per share price of the common stock, we believe that it is in the best interests of our stockholders for the Board to obtain the authority to implement a one for ten reverse stock split. We have determined that we must seek additional funding or other business relationships such as a merger or reverse acquisition in order to proceed with active business operations. We believe that the overall economy and, thus, the prospect for such business relationships is presently strong. While no such relationships or funding have been identified as of yet, except for the October 30, 2006 Subscription Agreement with DNB Capital Management, and while no particular plans, understandings or agreements are in place, we believe that the currently large number of issued and outstanding shares may negatively affect the consummation of any such relationship and that a smaller number of issued an outstanding shares will assist in our attract funding sources or merger partners on terms that will be most beneficial to the Company and its stockholders. As a consequence, on October 31, 2006 the Board passed a resolution, and now recommends that the shareholders approve, a reverse split of the Company’s common stock on a basis of one share for every ten shares presently outstanding.

There can be no assurance that the total market capitalization of the common stock (the aggregate of the then market price) after the proposed reverse split will be equal to or greater than the total market capitalization before the proposed reverse split.

HOW THE APPROVAL WILL AFFECT SHAREHOLDERS

The proposed stock split will affect all of our stockholders uniformly and will not affect any stockholders percentage ownership interests in the company, except to the extent that the result of the reverse stock split results in any of our shareholders owning a fractional share. If this occurs, the fractional shares will be rounded up to the next whole share. Additionally, if as a result of the reverse split calculations, any shareholders holding is reduced to an ownership of less than one share, or zero, we will round up that fractional share and grant such a shareholder at least one share in the Company, or, at our option, purchase the stockholders shares at the bid price existing for our stock on the day prior to the effectiveness of the reverse split. Such cash payments will reduce the number of post-reverse stock split stockholders to the extent there are stockholders presently who would otherwise receive less than one share of the common stock after the reverse stock split and we elect to cash out such shareholders. In addition, the reverse stock split will not affect any stockholders percentage ownership or proportionate voting power, subject to the treatment of fractional shares.

The principal effect of the reverse stock split will be that the number of shares of the common stock issued and outstanding will be reduced from 3,640,440 shares to approximately 364,044 shares. Our largest shareholder, Marian Munz, who is also our Chief Executive Officer, President and sole Director, will have pre-reverse shares reissued as 66,867 post-reverse split shares. Mr. Munz’s proportionate ownership of our total issued and outstanding shares will not be altered except as incident to the effects of fractional shares. The number of authorized shares will remain unaffected by this Proposal No. 3, but will be increased to 100,000,000 if Proposal No. 2, above, is also approved by the shareholders.

Effect on Fractional Stockholders

The percentage of outstanding shares owned by each shareholder prior to the split will remain the same. Any fractional shares created by this reverse split will be rounded up to the next whole share. Additionally, if as a result of the reverse split calculations, any shareholder’s holdings is reduced to an ownership of less than one share, or zero, we will round up that fractional share and grant such a shareholder at least one share in the Company, or, at our option, purchase the stockholder’s shares at the bid price existing for our stock on the day prior to the effectiveness of the reverse split. No transaction costs will be assessed on this sale, however, the proceeds will be subject to federal income tax. In addition, fractional shareholders will not be entitled to receive interest for the period of time between the effective date of the reverse stock split and the date they receive payment for the cashed-out shares. The payment amount will be paid to the holder in the form of a check in accordance with the procedures outlined below.

After the reverse stock split, fractional shareholders will have no further interest in us with respect to the cashed-out shares. A person otherwise entitled to a fractional interest will not have any voting, dividend or other rights except to receive payment as described above.

If you do not hold sufficient shares of common stock to receive at least one share in the reverse stock split and you want to continue to hold our common stock after the reverse stock split, you may do so by taking either of the following actions far enough in advance so that it is completed by the effective date of the reverse stock split:

1.
purchase a sufficient number of shares of the common stock so that you hold at least an amount of shares of common stock in your account prior to the reverse stock split that would entitle you to receive at least one share of common stock on a post-reverse stock split basis; or

2.
if applicable, consolidate your accounts so that you hold at least an amount of shares of common stock in one account prior to the reverse stock split that would entitle you to receive at least one share of common stock on a post-reverse stock split basis. Shares held in registered form (that is, shares held by you in your own name in our stock records maintained by our transfer agent) and shares held in “street name" (that is, shares held by you through a bank, broker or other nominee), for the same investor will be considered held in separate accounts and will not be aggregated when effecting the reverse stock split.

You should be aware that, under the escheat laws of the various jurisdictions where you reside, where we are domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective time of the reverse stock split may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Effect on Registered and Beneficial Stockholders

Upon the reverse stock split, we intend to treat stockholders holding common stock in "street name," through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders, holding the common stock in "street name." However, such banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split. If you hold your shares with such a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.

Effect on Registered "Book-entry" shareholder

Our registered stockholders may hold some or all of their shares electronically in book-entry form. These stockholders will not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If you hold registered shares in a book-entry form, you do not need to take any action to receive your post-reverse stock split shares or your cash payment in lieu of any fractional share interest, if applicable. If you are entitled to post-reverse stock split shares, a transaction statement will automatically be sent to your address of record indicating the number of shares you hold. If you are entitled to a payment in lieu of any fractional share interest, a check will be mailed to you at your registered address as soon as practicable after the effective date.

Effect on Registered Certificated Shares

Some of our registered stockholders hold all their shares in certificate form or a combination of certificate and book-entry form. If any of your shares are held in certificate form, you will receive a transmittal letter from our transfer agent, National Stock Transfer, Inc., as soon as practicable after the effective date of the reverse stock split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your pre-reverse stock split shares to the transfer agent. Upon receipt of your stock certificate and executed letter of transmittal you will be issued a new certificate reflecting your post-reverse stock split shares. If you are entitled to a payment in lieu of any fractional share interest, such payment will be made as described above under "Effect on Fractional Shareholders". Shareholders should not destroy any stock certificate(s) and should not submit any certificate(s) until requested to do so.

Potential Anti-Takeover Effect

The reverse stock split Proposal is not being proposed in response to any effort of which we are aware to accumulate the shares of common stock or obtain control of us. Other than the reverse stock split, the Board of Directors does not currently contemplate recommending the adoption of any other amendments to our Articles of Incorporation that could be construed to affect the ability of third parties to take over or change the control of us.

Procedure for Effecting Reverse Stock Split

If the stockholders approve the reverse stock split, the reverse stock split will become effective on the date of the shareholder meeting, December 22, 2006, which is referred to as the "effective date." Beginning on the effective date, each certificate representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK. PROXIES SOLICITED BY CALIFORNIA NEWS TECH WILL BE SO VOTED UNLESS SHAREOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO.4

TO APPROVE THE BOARD OF DIRECTORS AUTHORITY TO AMEND THE ARTICLES OF INCORPORATION FOR THE SOLE PURPOSE OF CHANGING THE NAME OF THE CORPORATION AT A LATER DATE

On October 31, 2006, our Board adopted a resolution seeking stockholder approval to grant the Board authority to amend the Company’s Articles of Incorporation for the sole purpose of changing the name of the corporation at a later date to a name that the Board deems advisable.

You have the opportunity to vote in favor or against granting our Board this authority to make changes to the Company’s name, as it deems advisable, by checking the appropriate box on the attached proxy card. If you choose not to check a box on the proxy card, it is the same as voting FOR granting the Board this authority.

REASONS FOR AND RISKS ASSOCIATED WITH THE PROPOSAL

The Board is seeking authority to amend the Company’s Articles of Incorporation for the sole purpose of changing the name of the corporation at a later date to a name that the Board deems advisable. As with proposals No. 2 and 3, above, passage of this Proposal No. 4 is a condition to closing the Subscription Agreement with DNB Capital Management, Inc. dated October 30, 2006.

In addition, and regardless of whether the Subscription Agreement closes, the Board of Directors believes that this authorization is in the best interest of the Company in that it will provide the Company the ability to change its name to best fit its developing business plan and objectives. Our management has determined that it is in our best interests to attempt to locate and acquire new or additional business opportunities. The name of the Company will need to reflect any such new business opportunity as it is highly unlikely that our current name will suffice in this regard.

The principal purpose of this Proposal is to save the cost and expense of another proxy solicitation once the Company determines what business or industry in which it intends to conduct business operations, by private or public financing or by acquisition. The Board believes that this is in the best interest of the Company and the shareholders, because the Company is exploring other alternatives and other business ventures and may need to change the name of the Company to more adequately reflect the nature of the Company’s business. If the name of the Company has to be changed to more adequately reflect the Company’s business, the time delay and expense in having to call a special meeting for that purpose would be a disadvantage. Although the Board has no present intention of changing the name, if the Company is successful in changing the nature of the Company’s business, it would be beneficial to change the name in the event of a change of business, merger or acquisition.

If this proposal is approved, the Board of Directors does not intend to seek further shareholder approval prior to the name change.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE BOARD OF DIRECTORS HAVING THE AUTHORITY TO AMEND THE ARTICLES OF INCORPORATION FOR THE SOLE PURPOSE OF CHANGING THE NAME OF THE CORPORATION AT A LATER DATE. PROXIES SOLICITED BY CALIFORNIA NEWS TECH WILL BE SO VOTED UNLESS SHAREOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

FINANCIAL AND OTHER INFORMATION

The Company has prepared and filed the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005. The Company is sending to shareholders the annual report for the most recent fiscal year.

INDEPENDENT PUBLIC ACCOUNTANTS

Jewell and Langsdale audited the balance sheets of the Company as of December 31, 2005 and 2004 and the related statements of operations, shareowners’ investment, and cash flows for each of the three years in the period ended December 31, 2005.

AUDIT FEES

The aggregate fees billed by our auditors for professional services rendered in connection with a review of the financial statements included in our quarterly reports on Form 10-QSB and the audit of our annual consolidated financial statements for the fiscal years ended December 31, 2004 and 2005 were $8,500 and approximately $8,900 respectively.

AUDIT RELATED FEES

Our auditors did not bill any additional fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

TAX FEES

The aggregate fees billed by our auditors for professional services for tax compliance, tax advice, and tax planning were $0 and $0 for the fiscal years ended December 31, 2005 and 2004.

ALL OTHER FEES

The aggregate fees billed by our auditors for all other non-audit services, such as attending meetings and other miscellaneous financial consulting, for the fiscal years ended December 31, 2005 and 2004 were $0 and $0 respectively.

WHERE YOU CAN FIND MORE INFORMATION

California News Tech is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. California News Tech files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

FORWARD-LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on California News Tech’s current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. California News Tech does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

By Order of the Board of Directors

/s/ Marian Munz
Marian Munz
President, Chief Executive Officer & Director

CALIFORNIA NEWS TECH

Annual Meeting of Shareholders
December 22, 2006

PROXY

FOR THE ANNUAL MEETING OF THE SHAREHOLDERS OF CALIFORNIA NEWS TECH.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints MARIAN MUNZ of California News Tech with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of shareholders of California News Tech, to be held at 825 Van Ness Avenue, 4th Floor, San Francisco, California 94109 on December 22, 2006 at 10:00 a.m. Pacific Standard Time, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the proxy statement sent to shareholders, a copy of which has been received by the undersigned, as follows:

Please mark your votes as indicated [X] Total Number of Shares Held: ____________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

1.	Election of Director Nominee - Marian Munz

FOR Election of Nominee	NOT FOR Election of Nominee	ABSTAIN
[ ]	[ ]	[ ]

2.	Approval of amendment to the Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 8,333,333 to 100,000,000

FOR Appointment	NOT FOR Appointment	ABSTAIN
[ ]	[ ]	[ ]

3.	Approval of the one for ten reverse split of common stock as approved by the Board of Directors

FOR Reverse Split	NOT FOR Reverse Split	ABSTAIN
[ ]	[ ]	[ ]

4.	Approval of the Board of Directors authority to change the name of the Corporation at a later date

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Please sign exactly as your name appears on your stock certificate(s).

__________________________ Print Name	______________________ Signature	___________________________ Date
__________________________ Print Name	__________________________ Signature	___________________________ Date

Appendix A

Dean Heller
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684-5708

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After issuance of Stock)

1.  Name of corporation:

     California News Tech

2.  The articles have been amended as follows (provide article numbers, if available):
Article III is amended to read as follows:

The amount of authorized shares for issuance is 100,000,000 with a par value of .003

3.  The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:_______________________*

4.  Effective date of filing (optional): ___________________________________________
(must not be later than 90 days after the certification is filed)

5.  Officer Signature (required): ___________________________________________

* if any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE
This form must be accompanied by appropriate fees.                                                                                                                                                                                                                         Nevada Secretary of State AM 78.385 Amend 2003
Revised on: 09/29/05